SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 14, 2003
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                               CYTOGEN CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                     000-14879                 222322400
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

 650 College Road East, CN 5308, Suite 3100, Princeton, NJ            08540
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        (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
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ITEM 5.     OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         In June 1999, Progenics Pharmaceuticals, Inc. and Cytogen Corporation (collectively, the "Members") formed a joint venture in the form of a mutually owned limited liability company (the "JV") for the purpose of conducting research, development, manufacturing and marketing for products relating to prostate-specific membrane antigen.

         As previously disclosed, the Members had been negotiating the 2003 annual budget for the joint venture and the terms of a new services agreement pursuant to which the Members would provide research, development and related services to the JV.

         In July 2003, the Members: (i) agreed to an updated work plan governing the activities of the JV for the remainder of 2003, including the execution of various third-party contracts; (ii) agreed to a budget for the JV's operations for 2003 and related capital contributions of the parties; and (iii) agreed to an amended services agreement pursuant to which the Members will provide research, development and related services for the remainder of 2003. The JV work plan, budget, and other operational and financial matters relating to periods after 2003 will require the further agreement of the Members.

         On July 14, 2003, the Members issued a joint press release announcing the above referenced agreements. Such press release is attached hereto as
Exhibit 99.1, and is incorporated herein by reference. The foregoing description of such press release is qualified in its entirety by reference to such document.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)     Exhibits.

                 Exhibit No.      Description
                 -----------      -----------
                    99.1          Press release dated July 14, 2003.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CYTOGEN CORPORATION


                                   By:   /s/ Michael D. Becker
                                        ----------------------------------------
                                        Michael D. Becker
                                        President and Chief Executive Officer

Dated:   July 14, 2003



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                                  EXHIBIT INDEX


                      Exhibit No.       Description
                      -----------       -----------
                          99.1          Press release dated July 14, 2003.